UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

Or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: October 31

Date of reporting period: April 30, 2009

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / APRIL 30, 2009

Legg Mason Partners

Emerging Markets Equity Fund

Managed by	LEGG MASON INTERNATIONAL EQUITIES

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide long-term capital growth.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Legg Mason International Equities Limited (“LMIE”) is the Fund’s subadviser. LMPFA and LMIE are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy weakened significantly during the six-month reporting period ended April 30, 2009. Looking back, after expanding 2.8% during the second quarter of 2008, U.S. gross domestic product (“GDP”)i growth took a step backward during the second half of 2008. According to the U.S. Department of Commerce, third and fourth quarter 2008 GDP contracted 0.5% and 6.3%, respectively, the latter being the worst quarterly reading since 1982. Economic weakness continued in early 2009, as the preliminary estimate for first quarter 2009 GDP decline was 5.7%. This marked the first time in thirty-four years that the U.S. economy posted three consecutive quarters of negative GDP growth.

It may seem like ancient history, but when the reporting period began, speculation remained as to whether the U.S. would experience a recession. This ended in December 2008, when the National Bureau of Economic Research (“NBER”) — which has the final say on when one begins and ends — announced that a recession had begun in December 2007, making the current recession the lengthiest since the Great Depression. Contributing to the economy’s troubles is the accelerating weakness in the labor market. Since December 2007, approximately 5.7 million jobs have been shed, with nearly 2.7 million being lost during the first four months of 2009. In addition, the unemployment rate continued to move steadily higher, rising from 8.5% in March to 8.9% in April 2009, to reach its highest rate since 1983.

Another strain on the economy, the housing market, appeared to finally be getting closer to reaching a bottom. According to the S&P/Case-Shiller Home Price Indexii, U.S. home prices continued to fall in February 2009, but they did end their sixteen-month streak of record declines. This led to hopes that prices could be nearing a period of stabilization. Other economic news also seemed to be “less negative.” Inflation remained low and, in March 2009, data were released showing increases in durable goods orders, manufacturing and consumer sentiment, albeit all from depressed levels.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)iii to take aggressive and, in some cases, unprecedented actions. After reducing the

Legg Mason Partners Emerging Markets Equity Fund	I

Letter from the chairman continued

federal funds rateiv from 5.25% in August 2007 to 2.00% in April 2008, the Fed then left rates on hold for several months due to growing inflationary pressures as a result of soaring oil and commodity prices, coupled with the sagging U.S. dollar. However, as inflation receded along with oil prices and the global financial crisis escalated, the Fed cut rates twice in October 2008 to 1.00%. Then, in December 2008, it reduced the federal funds rate to a range of zero to 0.25% — a historic low — and maintained this stance during its next meetings in January, March and April 2009. In conjunction with the April meeting, the Fed stated that it “will employ all available tools to promote economic recovery and to preserve price stability. The Committee . . . anticipates that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. Back in September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. More recently, the Fed has taken additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-Backed Securities Loan Facility (“TALF”). In March 2009, the Fed continued to pursue aggressive measures as it announced its intentions to:

•	Purchase up to an additional $750 billion of agency mortgage-backed securities, bringing its total purchases of these securities to up to $1.25 trillion in 2009.

•	Increase its purchases of agency debt this year by up to $100 billion to a total of up to $200 billion.

•	Buy up to $300 billion of longer-term Treasury securities over the next six months.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In October, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. Then, in March 2009, Treasury Secretary Geithner introduced the Public-Private Partnership Investment Program (“PPIP”), which will be used to facilitate the purchase of $500 billion to $1 trillion of troubled mortgage assets from bank balance sheets. President Obama has also made reviving the economy a priority in his administration, the cornerstone thus far being the $787 billion stimulus package that was signed into law in February 2009.

II	Legg Mason Partners Emerging Markets Equity Fund

The U.S. stock market was extremely volatile and generated poor results during the six months ended April 30, 2009. The overall stock market, as measured by the S&P 500 Indexv (the “Index”), began the reporting period on a poor note, as the Index fell 7.18% in November 2008. After a modest gain in December 2008, the market again fell sharply in January and February 2009. Stock prices continued to plunge in early March, at one point reaching a twelve-year low. Stocks then rallied sharply in March and April, returning 8.76% and 9.57%, respectively. However, it was too little, too late, as the Index returned -8.53% during the six-month period as a whole.

While international developed equity markets also posted negative results during the six-month reporting period, they outperformed their U.S. counterpart on a relative basis. This was due, in part, to international stocks generating better returns toward the end of the reporting period. During this time, international stocks rose sharply given certain economic data that triggered hopes that the global economy was beginning to show signs of modest improvement. During the six-month period ended April 30, 2009, the MSCI EAFE Indexvi returned -2.64%.

Performance review

For the six months ended April 30, 2009, Class A shares of Legg Mason Partners Emerging Markets Equity Fund, excluding sales charges, returned 13.13%. The Fund’s unmanaged benchmark, the MSCI Emerging Markets Indexvii, returned 17.38% for the same period. The Lipper Emerging Markets Funds Category Average1 returned 11.37% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 364 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Emerging Markets Equity Fund	III

Letter from the chairman continued

PERFORMANCE SNAPSHOT as of April 30, 2009 (excluding sales charges) (unaudited)
6 MONTHS (not annualized)
Emerging Markets Equity Fund — Class A Shares	13.13%
MSCI Emerging Markets Index	17.38%
Lipper Emerging Markets Funds Category Average[1]	11.37%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class B shares returned 12.56%, Class C shares returned 12.59% and Class I shares returned 13.50% over the six months ended April 30, 2009. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower.
Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)

As of the Fund’s most current prospectus dated February 28, 2009, the gross total operating expense ratios for Class A, Class B, Class C and Class I shares were 1.60%, 3.30%, 3.22% and 1.18%, respectively.

As a result of expense limitations, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 2.00% for Class A shares, 2.75% for Class B shares, 2.75% for Class C shares and 1.35% for Class I shares. These expense limitations may be reduced or terminated at any time.

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy well into 2009.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 364 funds in the Fund’s Lipper category, and excluding sales charges.

IV	Legg Mason Partners Emerging Markets Equity Fund

to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 29, 2009

Legg Mason Partners Emerging Markets Equity Fund	V

Letter from the chairman continued

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

vii	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

VI	Legg Mason Partners Emerging Markets Equity Fund

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

Legg Mason Partners Emerging Markets Equity Fund 2009 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2008 and held for the six months ended April 30, 2009.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class A	13.13%	$1,000.00	$1,131.30	2.00%	$10.57
Class B	12.56	1,000.00	1,125.60	2.75	14.49
Class C	12.59	1,000.00	1,125.90	2.75	14.50
Class I	13.50	1,000.00	1,135.00	1.35	7.15

[1]	For the six months ended April 30, 2009.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waiver and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

2	Legg Mason Partners Emerging Markets Equity Fund 2009 Semi-Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,014.88	2.00%	$9.99
Class B	5.00	1,000.00	1,011.16	2.75	13.71
Class C	5.00	1,000.00	1,011.16	2.75	13.71
Class I	5.00	1,000.00	1,018.10	1.35	6.76

[1]	For the six months ended April 30, 2009.

[2]

Expenses (net of waiver and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Emerging Markets Equity Fund 2009 Semi-Annual Report	3

Schedule of investments (unaudited)

April 30, 2009

LEGG MASON PARTNERS EMERGING MARKETS EQUITY FUND
SHARES	SECURITY	VALUE

COMMON STOCKS — 97.3%
	Brazil — 12.8%
107,697	Acucar Guarani SA*	$126,176
74,500	Companhia Vale do Rio Doce, ADR	1,022,885
55,158	Itau Unibanco Banco Multiplo SA, ADR	757,319
56,200	JBS SA	159,055
29,793	Perdigao SA*	441,444
34,872	Petroleo Brasileiro SA, ADR	940,847
26,301	Rodobens Negocios Imobiliarios SA	175,094
29,524	Tam SA, ADR*	196,925
	Total Brazil	3,819,745
	Canada — 1.0%
42,372	Gammon Gold Inc.*	286,011
	Cayman Islands — 2.1%
246,990	China Mengniu Dairy Co., Ltd.	444,898
441,500	KWG Property Holding Ltd.	170,902
	Total Cayman Islands	615,800
	China — 9.6%
1,051,000	China Construction Bank, Class H Shares	614,322
684,000	China Petroleum & Chemical Corp., Class H Shares	536,606
179,500	China Shenhua Energy Co., Ltd., Class H Shares	507,229
496,000	Huaneng Power International Inc., Class H Shares	339,198
1,519,000	Industrial & Commercial Bank of China Ltd., Class H shares	878,074
	Total China	2,875,429
	Hong Kong — 6.2%
68,000	China Mobile (Hong Kong) Ltd.	593,132
242,000	China Resources Enterprise Ltd.	429,040
346,000	China Unicom Ltd.	399,125
128,000	Shanghai Industrial Holdings Ltd.	438,500
	Total Hong Kong	1,859,797
	India — 5.6%
20,357	Infosys Technologies Ltd.(a)	610,214
7,355	Reliance Industries Ltd.(a)	265,588
7,056	State Bank of India(a)	182,831
7,020	State Bank of India, GDR	393,120
17,371	Tata Consultancy Services, Ltd.(a)	217,047
	Total India	1,668,800
	Indonesia — 2.9%
52,000	Indo Tambangraya Megah PT	74,180
199,000	PT Astra International Tbk	338,403

See Notes to Financial Statements.

4	Legg Mason Partners Emerging Markets Equity Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS EMERGING MARKETS EQUITY FUND
SHARES	SECURITY	VALUE

	Indonesia — 2.9% continued
2,367,500	PT Bumi Resources Tbk	$331,025
529,000	PT Indika Energy Tbk*	111,198
	Total Indonesia	854,806
	Israel — 2.3%
145,796	Bank Hapoalim Ltd.*	337,007
8,000	Teva Pharmaceutical Industries Ltd., ADR	351,120
	Total Israel	688,127
	Kazakhstan — 0.5%
18,640	Eurasian Natural Resources Corp.	164,110
	Malaysia — 0.8%
173,500	Genting Berhad	228,084
	Mexico — 7.7%
34,700	America Movil SAB de CV, Series L Shares, ADR	1,139,895
49,700	Cemex SA de CV, Participation Certificates, ADR*	371,756
372,776	Grupo Financiero Banorte SAB de CV, Series O Shares	572,159
209,400	Urbi, Desarrollos Urbanos SA de CV*	229,355
	Total Mexico	2,313,165
	Russia — 8.2%
51,756	Gazprom OAO, ADR	925,397
35,699	Magnitogorsk Iron & Steel Works, GDR(b)	143,153
8,400	Mobile TeleSystems, ADR	278,376
8,795	NovaTek OAO, GDR(b)	312,223
14,900	PIK Group, GDR(b)*	26,820
77,637	Rosneft Oil Co., GDR*	407,594
429,299	Sberbank RF(c)	358,894
	Total Russia	2,452,457
	South Africa — 9.8%
12,761	AngloGold Ashanti Ltd.	394,956
71,181	Aveng Ltd.	275,172
33,450	Gold Fields Ltd.	349,379
25,545	Impala Platinum Holdings Ltd.	494,819
51,215	MTN Group Ltd.	672,069
43,207	Murray & Roberts Holdings Ltd.	243,905
49,759	Standard Bank Group Ltd.	485,310
	Total South Africa	2,915,610
	South Korea — 10.6%
8,450	Korea Electric Power Corp.*	184,412
1,193	ORION Corp	182,251
1,026	POSCO	317,476

See Notes to Financial Statements.

Legg Mason Partners Emerging Markets Equity Fund 2009 Semi-Annual Report	5

Schedule of investments (unaudited) continued

April 30, 2009

LEGG MASON PARTNERS EMERGING MARKETS EQUITY FUND
SHARES	SECURITY	VALUE

	South Korea — 10.6% continued
2,529	Samsung Electronics Co., Ltd.	$1,166,927
19,116	Shinhan Financial Group Co., Ltd.*	472,313
500	Shinsegae Co., Ltd.	177,903
1,927	SK Telecom Co., Ltd.	275,608
25,600	SK Telecom Co., Ltd., ADR	401,152
	Total South Korea	3,178,042
	Taiwan — 9.5%
159,547	Chunghwa Telecom Co., Ltd.	303,913
41,600	High Tech Computer Corp.	563,497
64,472	Hon Hai Precision Industry Co., Ltd.	186,358
530,021	Taiwan Semiconductor Manufacturing Co., Ltd.	884,610
440,074	Uni-President Enterprises Corp.	442,423
766,000	Yuanta Financial Holding Co.	449,314
	Total Taiwan	2,830,115
	Thailand — 4.5%
1,344,300	Asian Property Development Public Co., Ltd.	128,791
974,100	Italian-Thai Development Public Co., Ltd.*	69,579
121,700	Kasikornbank Public Co., Ltd.	193,175
1,364,200	Land & Houses Public Co., Ltd., NVDR	148,484
656,882	LPN Development Public Co., Ltd.	57,719
67,900	PTT Public Co., Ltd.	364,712
229,900	Siam Commercial Bank Public Co., Ltd.	392,616
	Total Thailand	1,355,076
	Turkey — 3.2%
50,277	Turkcell Iletisim Hizmet AS	258,170
170,633	Turkiye Garanti Bankasi AS*	359,025
118,631	Turkiye Is Bankasi, Class C Shares	343,212
	Total Turkey	960,407
	TOTAL COMMON STOCKS (Cost — $28,497,991)	29,065,581
PREFERRED STOCKS — 1.9%
	Brazil — 1.9%
97,100	Banco Panamericano SA	165,510
70,800	Sadia SA	135,644
39,132	Tam SA*	268,605
	TOTAL PREFERRED STOCKS (Cost — $988,246)	569,759

See Notes to Financial Statements.

6	Legg Mason Partners Emerging Markets Equity Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS EMERGING MARKETS EQUITY FUND
FACE AMOUNT	SECURITY	VALUE

EQUITY LINKED NOTES — 2.7%
	Jersey — 1.6%
$72,541	JPMorgan International Derivatives Ltd. (Cairn India Ltd.), 0.000% due 1/11/11(d)	$267,676
103,651	JPMorgan International Derivatives Ltd. (Indian Bank), 0.000% due 3/9/12(d)	207,302
	Total Jersey	474,978
	Switzerland — 1.1%
9,767	UBS AG London (Bharat Heavy Electrical), 0.000% due 6/29/10(a)(d)	323,231
	TOTAL EQUITY LINKED NOTES (Cost — $770,681)	798,209
WARRANTS
WARRANTS — 1.2%
9,759	Merrill Lynch International & Co. (Reliance Industries Ltd.), Expires 7/15/09*	352,662
2,477	Peter Hambro Mining PLC, Expires 6/9/10*	1,521
	TOTAL WARRANTS (Cost — $262,841)	354,183
	TOTAL INVESTMENTS — 103.1% (Cost — $30,519,759#)	30,787,732
	Liabilities in Excess of Other Assets — (3.1)%	(920,348)
	TOTAL NET ASSETS — 100.0%	$29,867,384

*	Non-income producing security.

(a)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Illiquid security.

(d)	Equity-linked security whereby the coupon, dividend and or redemption amount is linked to the price of an underlying equity security.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ADR	— American Depositary Receipt
GDR	— Global Depositary Receipt
NVDR	— Non-Voting Depositary Receipt

SUMMARY OF INVESTMENTS BY SECTOR** (unaudited)
Financials	28.0%
Energy	15.5
Telecommunication services	14.0
Information technology	11.8
Materials	11.5
Consumer staples	6.3
Industrials	5.5
Consumer discretionary	4.6
Utilities	1.7
Health care	1.1
100.0%

**	As a percentage of total investments. Please note that Fund holdings are as of April 30, 2009 and are subject to change.

See Notes to Financial Statements.

Legg Mason Partners Emerging Markets Equity Fund 2009 Semi-Annual Report	7

Statement of assets and liabilities (unaudited)

April 30, 2009

ASSETS:
Investments, at value (Cost — $30,519,759)	$30,787,732
Foreign currency, at value (Cost — $153,254)	155,036
Receivable for securities sold	545,808
Dividends receivable	101,461
Receivable for Fund shares sold	5,759
Receivable for open forward currency contracts	374
Prepaid expenses	35,719
Total Assets	31,631,889
LIABILITIES:
Due to custodian	1,375,195
Payable for Fund shares repurchased	99,081
Payable for securities purchased	95,498
Deferred foreign capital gains tax	49,696
Investment management fee payable	19,873
Distribution fees payable	6,845
Trustees’ fees payable	803
Accrued expenses	117,514
Total Liabilities	1,764,505
TOTAL NET ASSETS	$29,867,384
NET ASSETS:
Par value (Note 6)	$27
Paid-in capital in excess of par value	49,735,999
Overdistributed net investment income	(33,232)
Accumulated net realized loss on investments and foreign currency transactions	(20,054,407)[1]
Net unrealized appreciation on investments and foreign currencies	218,997 [2]
TOTAL NET ASSETS	$29,867,384
Shares Outstanding:
Class A	2,523,211
Class B	104,054
Class C	56,869
Class I	39,046
Net Asset Value:
Class A (and redemption price)	$11.09
Class B3	$9.02
Class C3	$8.92
Class I (and redemption price)	$11.27
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$11.77

[1]	Net of foreign capital gains tax of $6,436.

[2]	Net of deferred foreign capital gains tax of $49,696.

[3]	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

8	Legg Mason Partners Emerging Markets Equity Fund 2009 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended April 30, 2009

INVESTMENT INCOME:
Dividends	$385,178
Interest	1,108
Less: Foreign taxes withheld	(45,932)
Total Investment Income	340,354
EXPENSES:
Investment management fee (Note 2)	135,658
Custody fees	59,637
Distribution fees (Notes 2 and 4)	44,329
Registration fees	31,439
Shareholder reports (Note 4)	30,734
Legal fees	20,216
Transfer agent fees (Note 4)	14,042
Audit and tax	13,546
Trustees’ fees	1,867
Insurance	1,786
Miscellaneous expenses	3,856
Total Expenses	357,110
Less: Fee waivers and/or expense reimbursements (Notes 2 and 4)	(34,330)
Net Expenses	322,780
NET INVESTMENT INCOME	17,574
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Loss From:
Investment transactions	(16,220,637)[1]
Foreign currency transactions	(84,294)
Net Realized Loss	(16,304,931)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	18,835,865 [2]
Foreign currencies	566
Change in Net Unrealized Appreciation/Depreciation	18,836,431
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	2,531,500
INCREASE IN NET ASSETS FROM OPERATIONS	$2,549,074

[1]	Net of foreign capital gains tax of $6,436.

[2]	Net of deferred foreign capital gains tax of $49,696.

See Notes to Financial Statements.

Legg Mason Partners Emerging Markets Equity Fund 2009 Semi-Annual Report	9

Statements of changes in net assets

FOR THE SIX MONTHS ENDED APRIL 30, 2009 (unaudited) AND THE YEAR ENDED OCTOBER 31, 2008	2009	2008
OPERATIONS:
Net investment income	$17,574	$792,466
Net realized loss	(16,304,931)	(3,922,218)
Change in net unrealized appreciation/depreciation	18,836,431	(54,948,818)
Increase (Decrease) in Net Assets From Operations	2,549,074	(58,078,570)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(544,725)	(442,175)
Net realized gains	—	(10,252,005)
Decrease in Net Assets From Distributions to Shareholders	(544,725)	(10,694,180)
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	16,291,882	56,938,198
Reinvestment of distributions	542,824	10,357,631
Cost of shares repurchased	(25,859,191)	(78,725,449)
Decrease in Net Assets From Fund Share Transactions	(9,024,485)	(11,429,620)
DECREASE IN NET ASSETS	(7,020,136)	(80,202,370)
NET ASSETS:
Beginning of period	36,887,520	117,089,890
End of period*	$29,867,384	$36,887,520
* Includes (overdistributed) and undistributed net investment income, respectively, of:	$(33,232)	$493,919

See Notes to Financial Statements.

10	Legg Mason Partners Emerging Markets Equity Fund 2009 Semi-Annual Report

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:
CLASS A SHARES[1]	2009[2]	2008	2007	2006	2005[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$9.96	$25.71	$17.00	$13.11	$11.40
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.01	0.14	0.10	0.05	0.07
Net realized and unrealized gain (loss)	1.27	(13.65)	9.67	4.41	1.64
Total income (loss) from operations	1.28	(13.51)	9.77	4.46	1.71
LESS DISTRIBUTIONS FROM:
Net investment income	(0.15)	(0.04)	(0.03)	(0.03)	—
Net realized gains	—	(2.20)	(1.03)	(0.54)	—
Total distributions	(0.15)	(2.24)	(1.06)	(0.57)	—
NET ASSET VALUE, END OF PERIOD	$11.09	$9.96	$25.71	$17.00	$13.11
Total return[4]	13.13%	(57.27)%	60.47%	35.09%	15.00%
NET ASSETS, END OF PERIOD (000s)	$27,981	$35,031	$57,167	$25,590	$13,074
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	2.12%[5]	1.59%	1.76%[6]	2.10%	3.77%[5]
Net expenses[7,8]	2.00 [5]	1.55	1.75 [6]	2.00	2.00 [5]
Net investment income	0.13 [5]	0.74	0.53	0.31	0.66 [5]
PORTFOLIO TURNOVER RATE	53%	75%	70%	63%	66%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2009 (unaudited).

[3]	For the period January 5, 2005 (inception date) to October 31, 2005.

[4]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.75%.

[7]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 2.00%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Emerging Markets Equity Fund 2009 Semi-Annual Report	11

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:
CLASS B SHARES[1]	2009[2]	2008	2007	2006	2005[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$8.08	$21.48	$14.48	$11.30	$11.40
INCOME (LOSS) FROM OPERATIONS:
Net investment loss	(0.02)	(0.07)	(0.08)	(0.04)	(0.02)
Net realized and unrealized gain (loss)	1.02	(11.13)	8.11	3.76	(0.08)
Total income (loss) from operations	1.00	(11.20)	8.03	3.72	(0.10)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.06)	—	—	—	—
Net realized gains	—	(2.20)	(1.03)	(0.54)	—
Total distributions	(0.06)	(2.20)	(1.03)	(0.54)	—
NET ASSET VALUE, END OF PERIOD	$9.02	$8.08	$21.48	$14.48	$11.30
Total return[4]	12.56%	(57.74)%	58.83%	34.08%	(0.88)%
NET ASSETS, END OF PERIOD (000s)	$939	$1,018	$1,711	$168	$27
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	5.17%[5]	3.30%	4.44%[6]	7.97%	4.52%[5]
Net expenses[7,8]	2.75 [5]	2.75	2.75 [6]	2.75	2.75 [5]
Net investment loss	(0.59)[5]	(0.43)	(0.46)	(0.31)	(0.93)[5]
PORTFOLIO TURNOVER RATE	53%	75%	70%	63%	66%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2009 (unaudited).

[3]	For the period August 11, 2005 (inception date) to October 31, 2005.

[4]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 4.43% and 2.75%, respectively.

[7]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class B shares will not exceed 2.75%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

12	Legg Mason Partners Emerging Markets Equity Fund 2009 Semi-Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:
CLASS C SHARES[1]	2009[2]	2008	2007	2006	2005[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$7.99	$21.27	$14.34	$11.20	$11.40
INCOME (LOSS) FROM OPERATIONS:
Net investment loss	(0.02)	(0.06)	(0.07)	(0.09)	(0.02)
Net realized and unrealized gain (loss)	1.01	(11.02)	8.03	3.77	(0.18)
Total income (loss) from operations	0.99	(11.08)	7.96	3.68	(0.20)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.06)	—	—	—	—
Net realized gains	—	(2.20)	(1.03)	(0.54)	—
Total distributions	(0.06)	(2.20)	(1.03)	(0.54)	—
NET ASSET VALUE, END OF PERIOD	$8.92	$7.99	$21.27	$14.34	$11.20
Total return[4]	12.59%	(57.74)%	58.91%	34.03%	(1.75)%
NET ASSETS, END OF PERIOD (000s)	$507	$521	$784	$124	$64
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	4.53%[5]	3.22%	4.16%[6]	8.27%	4.53%[5]
Net expenses[7,8]	2.75 [5]	2.75	2.75 [6]	2.76 [9]	2.75 [5]
Net investment loss	(0.57)[5]	(0.37)	(0.44)	(0.71)	(1.37)[5]
PORTFOLIO TURNOVER RATE	53%	75%	70%	63%	66%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2009 (unaudited).

[3]	For the period September 7, 2005 (inception date) to October 31, 2005.

[4]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 4.16% and 2.75%, respectively.

[7]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 2.75%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	The ratio of expenses to average net assets of Class C shares exceeds the voluntary expense limitation by 0.01% due to proxy fees.

See Notes to Financial Statements.

Legg Mason Partners Emerging Markets Equity Fund 2009 Semi-Annual Report	13

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:
CLASS I SHARES[1]	2009[2]	2008	2007	2006	2005[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$10.13	$25.78	$17.04	$13.14	$11.40
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.04	0.19	0.19	0.15	0.14
Net realized and unrealized gain (loss)	1.29	(13.50)	9.69	4.41	1.60
Total income (loss) from operations	1.33	(13.31)	9.88	4.56	1.74
LESS DISTRIBUTIONS FROM:
Net investment income	(0.19)	(0.14)	(0.11)	(0.12)	—
Net realized gains	—	(2.20)	(1.03)	(0.54)	—
Total distributions	(0.19)	(2.34)	(1.14)	(0.66)	—
NET ASSET VALUE, END OF PERIOD	$11.27	$10.13	$25.78	$17.04	$13.14
Total return[4]	13.50%	(56.48)%	61.24%	35.97%	15.26%
NET ASSETS, END OF PERIOD (000s)	$440	$318	$57,428	$28,224	$11,902
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	2.90%[5]	1.18%	1.32%[6]	1.49%	2.73%[5]
Net expenses7,[8]	1.35 [5]	1.15	1.31 [6]	1.35	1.35 [5]
Net investment income	0.91 [5]	0.91	0.97	1.00	1.39 [5]
PORTFOLIO TURNOVER RATE	53%	75%	70%	63%	66%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2009 (unaudited).

[3]	For the period January 3, 2005 (inception date) to October 31, 2005.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.32% and 1.31%, respectively.

[7]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 1.35%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

14	Legg Mason Partners Emerging Markets Equity Fund 2009 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Partners Emerging Markets Equity Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Fair valuing of securities may also be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American depository receipts (ADRs) and futures contracts. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Effective November 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Legg Mason Partners Emerging Markets Equity Fund 2009 Semi-Annual Report	15

Notes to financial statements (unaudited) continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	APRIL 30, 2009	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investments in securities	$30,787,732	$28,361,181	$2,426,551	—
Other financial instruments*	374	—	374	—
Total	$30,788,106	$28,361,181	$2,426,925	—

*	Other financial instruments include forward contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES
Balance as of October 31, 2008	$258,905
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(152,396)[1]
Net purchases (sales)	—
Transfers in and/or out of Level 3	(106,509)
Balance as of April 30, 2009	—

[1]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Equity linked notes. Equity-linked notes, or ELNs, are debt securities that pay interest based upon the performance of one or more equity securities, such as a stock index, a group of stocks or a single stock. ELNs offer investors the opportunity to participate in the appreciation of the underlying equity

16	Legg Mason Partners Emerging Markets Equity Fund 2009 Semi-Annual Report

securities, often subject to a cap on the interest payable. ELNs are typically considered more conservative investments than investments in the equity securities to which they are linked, as ELNs generally provide for the repayment at maturity of the principal amount invested, plus interest (if any). However, in addition to the credit and market risks applicable to debt securities, ELNs are subject to the risk that an investor will receive less than the prevailing rate of interest if the value of the relevant equity securities decline or fail to increase sufficiently.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign

Legg Mason Partners Emerging Markets Equity Fund 2009 Semi-Annual Report	17

Notes to financial statements (unaudited) continued

currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign risk. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(h) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net

18	Legg Mason Partners Emerging Markets Equity Fund 2009 Semi-Annual Report

realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of April 30, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indian and Thailand securities held by the Fund are subject to capital gains tax in those countries. As of April 30, 2009, there were $49,696 of deferred capital gains tax liabilities accrued on unrealized gains.

(k) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Legg Mason International Equities Limited (“LMIE”) is the Fund’s subadviser. LMPFA and LMIE are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.850%
Next $1 billion	0.825
Next $3 billion	0.800
Next $5 billion	0.775
Over $10 billion	0.750

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays LMIE 70% of the net management fee it receives from the Fund.

Legg Mason Partners Emerging Markets Equity Fund 2009 Semi-Annual Report	19

Notes to financial statements (unaudited) continued

During the six months ended April 30, 2009, the Fund’s Class A, B, C and I shares had voluntary expense limitations in place of 2.00%, 2.75%, 2.75% and 1.35%, respectively.

During the six months ended April 30, 2009, LMPFA waived and/or reimbursed expenses in the amount of $34,330.

The manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the voluntary fee waiver/reimbursement (“expense cap”) shown in the fee table of the Fund’s prospectus. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended April 30, 2009, LMIS and its affiliates received sales charges of approximately $1,100 on sales of the Fund’s Class A shares. In addition, for the six months ended April 30, 2009, CDSCs paid to LMIS and its affiliates were approximately:

	Class B	Class C
CDSCs	$400	$100

Former Trustees of the Fund (the “Prior Board”) had adopted a Retirement Plan (the “Plan”) for certain Trustees of the Fund. Subsequently, such Plan was effectively terminated by the Prior Board, with only certain former Trustees of the Prior Board eligible to continue to receive payments under the Plan. Benefits under the Plan are unfunded. Two former Trustees are currently receiving payments under the Plan. At April 30, 2009, $152 was accrued in connection with this Plan.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

20	Legg Mason Partners Emerging Markets Equity Fund 2009 Semi-Annual Report

3. Investments

During the six months ended April 30, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$16,745,425
Sales	25,159,098

At April 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$4,431,253
Gross unrealized depreciation	(4,163,280)
Net unrealized appreciation	$267,973

At April 30, 2009, the Fund had the following open forwards contracts:

FOREIGN CURRENCY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN
Contracts to Buy:
South African Rand	29,943	$3,540	5/5/09	$102
South African Rand	79,556	9,405	5/5/09	272
Net unrealized gain on open forward foreign currency contracts				$374

4. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly.

For the six months ended April 30, 2009, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class A	$37,891	$9,043	$19,198
Class B	4,182	2,450	7,956
Class C	2,256	803	3,362
Class I	—	1,746	218
Total	$44,329	$14,042	$30,734

Legg Mason Partners Emerging Markets Equity Fund 2009 Semi-Annual Report	21

Notes to financial statements (unaudited) continued

For the six months ended April 30, 2009, class specific waivers and/or reimbursements were as follows:

WAIVERS/ REIMBURSEMENTS
Class A	$17,718
Class B	10,133
Class C	4,012
Class I	2,467
Total	$34,330

5. Distributions to shareholders by class

	SIX MONTHS ENDED APRIL 30, 2009	YEAR ENDED OCTOBER 31, 2008
Net Investment Income:
Class A	$527,036	$98,958
Class B	7,320	—
Class C	4,083	—
Class I	6,286	343,217
Total	$544,725	$442,175
Net Realized Gains:
Class A	—	$4,967,057
Class B	—	196,536
Class C	—	84,260
Class I	—	5,004,152
Total	—	$10,252,005

6. Shares of beneficial interest

At April 30, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	SIX MONTHS ENDED APRIL 30, 2009		YEAR ENDED OCTOBER 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	1,807,654	$16,013,476	2,489,096	$44,099,405
Shares issued on reinvestment	57,057	525,503	218,133	4,750,819
Shares repurchased	(2,857,295)	(25,417,486)	(1,414,573)	(24,276,273)
Net increase (decrease)	(992,584)	$(8,878,507)	1,292,656	$24,573,951

22	Legg Mason Partners Emerging Markets Equity Fund 2009 Semi-Annual Report

	SIX MONTHS ENDED APRIL 30, 2009		YEAR ENDED OCTOBER 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Class B
Shares sold	13,452	$99,196	79,280	$1,303,765
Shares issued on reinvestment	969	7,278	10,613	189,014
Shares repurchased	(36,431)	(271,063)	(43,481)	(623,514)
Net increase (decrease)	(22,010)	$(164,589)	46,412	$869,265
Class C
Shares sold	3,909	$29,479	43,403	$718,695
Shares issued on reinvestment	506	3,758	3,999	70,428
Shares repurchased	(12,768)	(90,051)	(19,019)	(265,291)
Net increase (decrease)	(8,353)	$(56,814)	28,383	$523,832
Class I
Shares sold	16,337	$149,731	501,040	$10,816,333
Shares issued on reinvestment	674	6,285	244,825	5,347,370
Shares repurchased	(9,304)	(80,591)	(2,942,458)	(53,560,371)
Net increase (decrease)	7,707	$75,425	(2,196,593)	$(37,396,668)

7. Capital loss carryforward

As of October 31, 2008, the Fund had a net capital loss carryforward of approximately $1,987,946, all of which expires in 2016. This amount will be available to offset any future taxable capital gains.

8. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets, Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as

Legg Mason Partners Emerging Markets Equity Fund 2009 Semi-Annual Report	23

Notes to financial statements (unaudited) continued

sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

24	Legg Mason Partners Emerging Markets Equity Fund 2008 Annual Report

9. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Legg Mason Partners Emerging Markets Equity Fund 2008 Annual Report	25

Notes to financial statements (unaudited) continued

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgement was later entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

10. Recent accounting pronouncements

In March 2008, the Financial Accounting Standards Board (“FASB”) issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

* * *

In April 2009, FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly”

26	Legg Mason Partners Emerging Markets Equity Fund 2008 Annual Report

(“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund’s financial statement disclosures.

Legg Mason Partners Emerging Markets Equity Fund 2009 Semi-Annual Report	27

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Fund’s Board of Trustees, the Board considered the re-approval for an annual period of the Fund’s management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the Fund’s sub-advisory agreement, pursuant to which Legg Mason International Equities Limited (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor (including any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past two years. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason Partners fund complex, including the scope and quality of

28	Legg Mason Partners Emerging Markets Equity Fund

the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason Partners fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional emerging markets funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one- and three-year periods ended June 30, 2008. The Fund performed better than the median for the one-year period, but performed below the median for the three-year period. The Board also reviewed performance information provided by the Manager for periods ended

Legg Mason Partners Emerging Markets Equity Fund	29

Board approval of management and subadvisory agreements (unaudited) continued

September 30, 2008, which showed the Fund’s performance was below the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio manager. The Trustees noted that the Manager was committed to providing the resources necessary to assist the portfolio manager and improve Fund performance. Based on its review, the Board generally was satisfied with management’s efforts to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses incurred by the Fund.

The Board also reviewed information regarding the fees the Manager and the Sub-Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of 12 retail front-end load emerging markets funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load emerging markets funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was lower than the median of

30	Legg Mason Partners Emerging Markets Equity Fund

management fees paid by the other funds in the Expense Group and lower than the average management fee paid by the other funds in the Expense Universe, and that the Fund’s actual total expense ratio was lower than the median of the total expense ratios of the funds in the Expense Group and lower than the average total expense ratio of the funds in the Expense Universe.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board noted, however, that the Contractual Management Fee increases the potential for sharing economies of scale with shareholders as the Fund’s assets grow than if no breakpoints were in place. The Board also noted that as the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Legg Mason Partners Emerging Markets Equity Fund	31

Board approval of management and subadvisory agreements (unaudited) continued

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

32	Legg Mason Partners Emerging Markets Equity Fund

Legg Mason Partners

Emerging Markets Equity Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Legg Mason International Equities Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent*

Boston Financial Data Services, Inc.

2 Heritage Drive

North Quincy,

Massachusetts 02171

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

*	Prior to April 4, 2009, PNC Global Investment Servicing was the Fund’s transfer agent.

Legg Mason Partners Emerging Markets Equity Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS EMERGING MARKETS EQUITY FUND

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of shareholders of Legg Mason Partners Emerging Markets Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2009 Legg Mason Investors Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth largest money manager in the world, according to Pensions & Investments, May 26, 2008, based on 12/31/07 worldwide assets under management.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD03192  6/09  SR09-827

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken) Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: June 26, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: June 26, 2009

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date: June 26, 2009